UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 5, 2017

Avalanche International Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 863-9490

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As previously reported by Avalanche International Corp., a Nevada corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 24, 2017, the Company closed the shares exchange on August 22, 2017 (the “Closing”), pursuant to the terms of that certain Share Exchange Agreement dated as of March 3, 2017, and as amended on July 13, 2017 and August 21, 2017 (the “Agreement”), with MTIX Limited, a company formed under the laws of England and Wales (the “MTIX”) and the three (3) shareholders of MTIX (the “Sellers”).  In connection with the Closing, on September 5, 2017, the Company filed the Articles of Exchange with the Secretary of State of the State of Nevada, which Articles of Exchange were effective as of August 22, 2017.

At the Closing, upon the terms and subject to the conditions set forth in the Agreement, the Company completed the acquisition of MTIX from the Sellers through the transfer of all issued and outstanding ordinary shares of MTIX by the Sellers to the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, filed with the Company’s Current Report on Form 8-K on March 9, 2017, Amendment to the Share Exchange Agreement, filed with the Company’s Current Report on Form 8-K/A (Amendment No.1) on July 17, 2017, and Amendment No. 2 to the Share Exchange Agreement, filed with the Company’s Current Report on Form 8-K/A (Amendment No.2) on August 24, 2017, which are incorporated herein by reference. A copy of the Articles of Exchange filed with the Secretary of State of the State of Nevada is being filed herewith as Exhibit 2.1.

Where You Can Find Additional Information

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE FORM 8-KS AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION about the Company and MTIX.  Investors and security holders are able to obtain these materials and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Articles of Exchange, as filed with the Secretary of State of the State of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALANCHE INTERNATIONAL CORP.

Date: September 14, 2017	By:	/s/ Philip Mansour
Philip E. Mansour
Chief Executive Officer